UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 16, 2007
                                                          ---------------


                             ARROW ELECTRONICS, INC.
               (Exact Name of Registrant as Specified in Charter)


        NEW YORK                        1-4482                   11-1806155
        --------                        ------                   ----------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
    of Incorporation)                                        Identification No.)


                    50 MARCUS DRIVE, MELVILLE, NEW YORK 11747
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (631) 847-2000
                                                           --------------


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 20.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

     On August 16, 2007, the Company issued a press release announcing the acceleration of its previously-announced share repurchase program. The full text of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

        (c)    EXHIBITS

               99.1 press release dated August 16, 2007 regarding the Company's Stock Repurchase Program.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ARROW ELECTRONICS, INC.


Date: August 20, 2007                   By: /s/Peter S. Brown
                                            -----------------
                                            Name:   Peter S. Brown
                                            Title:  Senior Vice President



                                  EXHIBIT INDEX

Exhibit         Description
-------         -----------
99.1            Press release dated August 16, 2007 regarding the Company's
                Stock Repurchase Program.